Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Ordinary Shares of

MOBILEYE N.V.

at

$63.54 per share

Pursuant to the Offer to Purchase

dated April 5, 2017

(the “Offer to Purchase”)

by

CYCLOPS HOLDINGS, LLC

a wholly owned subsidiary of

INTEL CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK

CITY TIME, ON JUNE 21, 2017, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”) OR EARLIER TERMINATED.

The Depositary for the Offer is:

American Stock Transfer & Trust Company LLC

By First Class Mail, Overnight Courier or Express Mail:	By Facsimile Transmission (for Eligible Institutions Only):
The American Stock Transfer & Trust Company, LLC	(718) 234-5001
Operations Center
Attn: Reorganization Department	To Confirm Facsimile via Phone:
6201 15th Avenue	(718) 921-8317
Brooklyn, New York 11219

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Certificate(s) Surrendered
	Share Certificate No(s)., if available*	Number of Shares Represented by Certificate**

*       Need not be completed by shareholders delivering ordinary shares of Mobileye N.V. by book-entry transfer or by registered holders of Non-Certificated Shares (as hereinafter defined).

**     Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary (as defined below) are being tendered. See Instruction 4.

Pursuant to the offer of Cyclops Holdings, LLC, a Delaware limited liability company (“Purchaser”) and a wholly owned subsidiary of Intel Corporation (“Intel”), to purchase all outstanding Shares, the undersigned encloses herewith and surrenders the foregoing certificate(s) representing Shares.

NOTE: Registered shareholders whose shares are not represented by certificates (“Non-Certificated Shares”) are not required to include any share certificates for their Shares with this Letter of Transmittal. All of the Shares of Mobileye are Non-Certificated Shares.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. TO PREVENT U.S. BACKUP WITHHOLDING TAX OF 28% ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER, MAKE SURE YOU COMPLETE EITHER THE SUBSTITUTE FORM W-9 INCLUDED HEREIN OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, OR BY ALTERNATIVELY ESTABLISHING ANOTHER BASIS FOR EXEMPTION FROM U.S. BACKUP WITHHOLDING. TO PREVENT ISRAELI WITHHOLDING TAX OF UP TO 25% ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER, MAKE SURE YOU COMPLETE THE DECLARATION FORM (“DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES”) INCLUDED HEREIN.

SUBJECT TO APPLICABLE LAW, THE OFFER (AS DEFINED BELOW) IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

IF YOU HAVE QUESTIONS OR REQUESTS FOR ASSISTANCE, OR WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS DELIVERED IN CONNECTION WITH THE OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING & CO., INC. TOLL FREE AT (800) 966-9021 (FOR SHAREHOLDERS) OR COLLECT AT (212) 269-5550 (FOR BANKS AND BROKERS).

You have received this Letter of Transmittal in connection with the offer of Purchaser to purchase all of the outstanding ordinary shares, nominal value €0.01 per share (the “Shares”), of Mobileye N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands registered with the trade register in The Netherlands under file number 34158597 (“Mobileye” or the “Company”), at a purchase price of $63.54 per Share, less any applicable withholding taxes and without interest, to the holders thereof, payable in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase (the Offer to Purchase, together with this Letter of Transmittal, as each may be amended or supplemented from time to time, the “Offer”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Offer to Purchase.

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company, the depositary selected by Purchaser in connection with the Offer (the “Depositary”), Shares represented by stock certificates, or held in book-entry form on the books of Mobileye, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below).

For Shares to be validly tendered if and when Mobileye is delisted or converted into a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid or B.V. (a “B.V.”)), as described in the Offer to Purchase, the tendering shareholder must comply with the foregoing procedures and certain additional procedures that may be required under Dutch law, including the execution of a notarial or other deed in order to effect the transfer of such shareholder’s Shares. See Instruction 12 below.

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Time or you cannot complete the book-entry transfer procedures prior to the Expiration Time, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE:    SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	CHECK HERE IF THE TENDERED SHARES ARE DIRECTLY REGISTERED IN YOUR OWN NAME IN MOBILEYE’S SHAREHOLDER REGISTER.

SUBJECT TO, AND UPON, ACCEPTANCE FOR PAYMENT OF THE SHARES VALIDLY TENDERED HEREBY AND NOT PROPERLY WITHDRAWN PRIOR TO THE EXPIRATION TIME IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE OFFER, THE COMPLETION AND SIGNING OF THIS LETTER OF TRANSMITTAL WILL (IN ACCORDANCE WITH DUTCH LAW AND MOBILEYE’S ARTICLES OF ASSOCIATION) (A) CONSTITUTE THE TRANSFER OF THE SHARES TO PURCHASER AND (B) MOBILEYE’S ACKNOWLEDGEMENT OF THE TRANSFER OF SHARES.

Share Number(s) reflected in Mobileye’s shareholders’ register:

(Please contact the Depositary (using the contact information on the last page of this Letter of Transmittal) if your Shares are directly registered in your own name in Mobileye’s shareholders’ register and you do not have the numbers reflected in that register readily available).

Ladies and Gentlemen:

The undersigned hereby tenders to Purchaser the above-described Shares pursuant to Purchaser’s offer to purchase all of the outstanding Shares at a purchase price of $63.54 per Share, less any applicable withholding taxes and without interest, to the holders thereof, payable in cash, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal. The undersigned understands that Intel reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, Purchaser’s right to purchase the Shares tendered hereby.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered hereby, and not properly withdrawn, prior to the Expiration Time (unless the tender is made during a Subsequent Offering Period (as defined in the Offer to Purchase), in which case the Shares being tendered hereby, the Letter of Transmittal and other documents must be accepted for payment and payment validly tendered prior to the expiration of the Subsequent Offering Period) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints the Depositary as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the fullest extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Mobileye, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the fullest extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares tendered hereby and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, extraordinary, adjourned or postponed general meeting of Mobileye shareholders. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders concerning any matter.

The undersigned hereby represents and warrants to Purchaser that the undersigned has full power and authority to tender, sell, assign and transfer any Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants to Purchaser that the undersigned is the registered owner of the Shares transferred hereby, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares transferred hereby. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares transferred hereby unless and until such Shares are accepted for payment and until any Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of such Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES TRANSFERRED HEREBY, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED SUCH SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 2.

SIGN HERE

(and complete either a Substitute Form W-9 or an appropriate IRS Form W-8, as applicable, or by alternatively establishing another basis for exemption from U.S. backup withholding, as well as a Declaration Form (Declaration of Status for Israeli Income Tax Purposes). See “Important Tax Information.”)

X	Dated:	, 2017

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the shareholders register of the Company, or on any share certificate, or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

Please Print

Capacity (full title):

Address:

Please Include Zip Code

Daytime Area Code and Telephone No:

Taxpayer Identification or

Social Security No.:

(See Substitute Form W-9 below)

Guarantee of Signature(s)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY	FOR USE BY DEPOSITARY/MOBILEYE ONLY
Financial Institutions: Place Medallion Guarantee in Space Below	By power-of-attorney from Mobileye, the Depositary hereby sets its corporate seal to indicate acknowledgement by Mobileye of the transfer of the tendered Shares:

If you do not wish to have the check for the purchase price of the Shares and the certificate evidencing Shares not tendered or not purchased issued in the name of the record holder(s) of the Shares, please complete the “Special Payment Instructions” below. If the check for the purchase price of the tendered Shares and the certificate evidencing Shares not tendered or not purchased are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures guaranteed.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

Fill in ONLY if check for the purchase price of the Shares and the certificate evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the registered holder(s). Please Print.

Name:

(First, Middle & Last Name)

Address:

(Number and Street)

(City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below):

If you wish to have the check delivered to someone other than the record holder(s) or to an address other than the address specified in “Description of Shares Tendered” please complete the “Special Delivery Instructions” below and the check will be mailed to the address(es) indicated.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

Fill in ONLY if check for the purchase price of Shares purchased and certificates evidencing Shares not tendered or not purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above. Please Print.

Deliver check(s) to:

Name:

(First, Middle & Last Name)

Address:

(Number and Street)

(City, State and Zip)

Tax Identification Number (Social Security Number or Employment Identification Number):

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”), unless (a) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, will include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse of this Letter of Transmittal or (b) the Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by registered holders of Shares or if Share Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. The Share Certificates (if any) representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Time (unless the tender is made during a Subsequent Offering Period in which case the Shares, the Letter of Transmittal and other documents must be received prior to the expiration of the Subsequent Offering Period) (as defined in the Introduction of the Offer to Purchase). Please do not send any Share Certificates directly to Purchaser, Intel, or Mobileye.

Shareholders whose Share Certificates (if applicable) are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Time or who cannot complete the procedures for book-entry transfer prior to the Expiration Time may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Time (or prior to the expiration of the Subsequent Offering Period, as applicable); and (c) Share Certificates (if any) representing all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each delivery of Share Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. For Shares to be validly tendered during any Subsequent Offering Period, the tendering shareholder must comply with the foregoing procedures except that the required documents and certificates must be received before the expiration of the Subsequent Offering Period and no guaranteed delivery procedure will be available during a Subsequent Offering Period.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF ANY SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other shareholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify Mobileye’s stock transfer agent, American Stock Transfer & Trust Company, LLC at (877) 248-6417 or (718) 921-8317. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing any lost, mutilated, destroyed or stolen Share Certificates have been followed.

3.    Inadequate Space. If the space provided on the reverse of this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of Shares evidenced by such certificates and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.    Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all Shares evidenced by any certificate delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificate(s) evidencing the remainder of Shares that were evidenced by the certificates delivered to the Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse of this Letter of Transmittal, as soon as practicable after the Expiration Date, or the termination of the Offer. All Shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written in the shareholders register of Mobileye relating to the tendered Shares, or (if applicable) on the face of the certificates evidencing the tendered Shares without alteration, enlargement or any other change whatsoever.

If any tendered Shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal. If any tendered Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered Shares.

If this Letter of Transmittal is signed by the registered holder(s) of tendered Shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered, any tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Purchaser of that person’s authority so to act must be submitted.

6.    Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all share transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to that other person will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to Purchaser of the payment of the taxes, or that the transfer is not subject to tax, is submitted.

It will not be necessary for transfer tax stamps to be affixed to any certificates evidencing tendered Shares.

7.    Special Payment and Delivery Instructions. If a check for the purchase price of any tendered Shares is to be issued in the name of, and/or certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8.    Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Substitute Form W-9, the Declaration of Status for Israeli Income Tax Purposes and other documents related to the Offer may be obtained from the Information Agent.

9.    Substitute Form W-9 and IRS Form W-8. Each U.S. Holder (as defined in Section 5 of the Offer to Purchase) surrendering certificates or Shares for payment is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (provided herein), certify under penalties of perjury that such number is correct and indicate whether such holder is subject to backup withholding by checking the appropriate box in part 2 of the form. Each U.S. Holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the Substitute Form W-9 (or alternatively establish a basis for exemption from U.S. backup withholding) may subject the holder to a 28% federal income tax withholding on the purchase price and to a $50 penalty imposed by the Internal Revenue Service (“IRS”). The box in Part 3 of the Substitute Form W-9 may be checked if such holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the U.S. Holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder’s request. Each holder who is not a U.S. Holder (such holder, a “Non-U.S. Holder”) must complete and submit the applicable IRS Form W-8 (or alternatively establish a basis for exemption from U.S. backup withholding) in order to be exempt from the 28% federal income tax backup withholding due on payments with respect to the Shares. See also “Important Tax Information” below.

10.    Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”). Each holder surrendering certificates or Shares for payment who is eligible for an exemption from Israeli withholding tax, as described in Section 2 and Section 5 of the Offer to Purchase, is required to complete the Declaration Form included in this letter. See also “Important Tax Information” below and the instructions to the Declaration Form. Each holder must date and sign the Declaration Form in the spaces indicated. Failure to provide the information on the form before the Expiration Date or if the holder is not eligible to complete and sign the form may subject the holder to up to 25% Israeli income tax withholding on the purchase price.

11.    Waiver of Conditions. Subject to the applicable rules and regulations of the Securities and Exchange Commission, and except as otherwise set forth in the Offer to Purchase, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its discretion.

12.     Transfer of Shares following Delisting or Conversion. If Mobileye is delisted or converted into a BV, then the transfer of any tendered Shares may require under Dutch law the execution of a notarial or other deed of transfer, and in such event this Letter of Transmittal shall constitute a commitment of the tendering Mobileye shareholder to transfer the Shares to be tendered. Any such tendering Mobileye shareholder undertakes to take any and all action as shall be required to duly transfer the Shares to Purchaser in accordance with Dutch law.

IMPORTANT TAX INFORMATION

United States

Under U.S. federal income tax law, a U.S. Holder (as defined in Section 5 of the Offer to Purchase) whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such holder’s correct taxpayer identification number (“TIN”) (e.g., social security number or employer identification number) by completing the enclosed Substitute Form W-9 (or by alternatively establishing another basis for exemption from U.S. backup withholding) and certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) that the shareholder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) that the Internal Revenue Service (“IRS”) has notified the shareholder that the shareholder is no longer subject to backup withholding. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which TIN to report. If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the box in Part 3 of the Substitute W-9 should be checked. If the box in Part 3 is checked, the Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the U.S. Holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder’s request. If the Depositary is not provided with the correct TIN, the U.S. Holder may be subject to a penalty imposed by the IRS and payments that are made to the shareholder with respect to Shares purchased pursuant to the offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the IRS.

Many shareholders (including, among others, corporations and certain Non-U.S. Holders) are not subject to these backup withholding and reporting requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, that individual must submit an applicable IRS Form W-8 (or alternatively establishing another basis for exemption from U.S. backup withholding) and signed under penalties of perjury, attesting to that individual’s exempt status. An applicable IRS Form W-8 can be obtained from the Depositary or the IRS website, at www.irs.gov.    A tax advisor should be consulted as to that shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption. If backup withholding applies, the Depositary is required to withhold 28% of any gross proceeds payable to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the IRS.

PAYER’S NAME: American Stock Trust & Transfer Company, LLC, as Depositary

SUBSTITUTE Form W-9	Part 1 – PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.		Social Security Number OR Employer Identification Number:

Part 2 – Check one of the boxes below. I am (we are) NOT subject to backup withholding under the Internal Revenue Code because (a) I am (we are) exempt from backup withholding, or (b) I (we) have not been notified that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me (us) that I am (we are) no longer subject to backup withholding.

☐ Correct                    ☐ Not Correct

Part 3 Awaiting Taxpayer Identification Number ☐

Payer’s Request for Taxpayer Identification Number	CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.		Part 4 Exempt payee code (if any):
	Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 28% of all reportable payments made to me pursuant to the Offer shall be withheld until I provide a taxpayer identification number and that, if I do not provide any taxpayer identification number within 60 days, such withheld amount shall be remitted to the Internal Revenue Service as backup withholding, and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature	Date

For assistance in completing this form, please call the Depositary at the numbers above and also see Instruction 9 and the section entitled “Important Tax Information.”

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, OR ALTERNATIVELY ESTABLISH ANOTHER BASIS FOR EXEMPTION FROM U.S. BACKUP WITHHOLDING MAY RESULT IN U.S. BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NOMINAL VALUE €0.01 PER SHARE, OF MOBILEYE N.V. SURRENDERED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	IF YOU ARE ELIGIBLE FOR AN EXEMPTION FROM ISRAELI WITHHOLDING TAX, FAILURE TO COMPLETE AND RETURN THE ENCLOSED DECLARATION FORM OR TO SUBMIT A VALID EXEMPTION FROM ISRAELI WITHHOLDING TAX MAY RESULT IN ISRAELI WITHHOLDING OF UP TO 25% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NOMINAL VALUE €0.01 PER SHARE, OF MOBILEYE N.V. SURRENDERED. PLEASE REVIEW THE ENCLOSED DECLARATION FORM AND THE INSTRUCTIONS TO THIS LETTER FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Taxpayer Identification Number for the Payee (You) to Give the Payor. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

	For this type of account:	Give the name and Social Security Number of:		For this type of account:	Give the Employer Identification Number of:

1.	An individual’s account	The individual	6.	Disregarded entity not owned by an individual	The owner
			7.	A valid trust, estate, or pension trust	The legal entity (4)

2.	Two or more individuals (joint account)	The actual owner of the account, or, if combined funds, the first individual on the account (1)	8.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation
			9.	Partnership (or multiple-member LLC)	The partnership

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1)	11.	A broker or registered nominee	The broker or nominee
		The actual owner (1)	12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

5.	Sole proprietorship account or disregarded entity owned by an individual	The owner (3)

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Show the name of the owner. You must show your individual name, but you may also enter your business or “doing business as” name. Either your social security number or your employer identification number (if you have one) may be used.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”), you should apply for one immediately. To apply for a social security number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office or online at www.ssa.gov. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number (“ITIN”), or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number (“EIN”). You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the Internal Revenue Service (“IRS”) by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

Exempt payees described below should file the Substitute Form W-9 to avoid possible erroneous withholding. See page 2 of instructions to IRS Form W-9 for completing Parts 2 and 4 of Substitute Form W-9.

Payees specifically exempt from backup withholding on interest payments and broker transactions include:

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), any individual retirement account (IRA) where the payor is also the custodian, or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession thereof, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding on interest payments and broker transactions include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A common trust fund operated by a bank under Section 584(a).

•	A financial institution.

Privacy Act Notice

Section 6109 of the Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to various government, state and local agencies for tax enforcement or litigation purposes. Payees must provide their TINs whether or not they are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

Penalties

(1)    Failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct TIN to a requestor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)    Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONSULT YOUR TAX ADVISOR OR THE IRS.

Israel

The gross proceeds payable to a tendering shareholder in the Offer will generally be subject to Israeli withholding tax at source at the rate of 25% if the tendering shareholder is an individual, and at the rate of 24% if the shareholder is a corporation. Mobileye and Purchaser have obtained a ruling from the Israeli Tax Authority, or the ITA, with respect to the Israeli withholding obligations applicable to shareholders as a result of the purchase of Shares in the Offer.

As described in Section 5 of the Offer to Purchase, the approval provides, among other things, that (1) payments made to non-Israeli brokers with respect to tendering shareholders who certify that they: (a) hold less than 5% of the outstanding Mobileye shares, (b) acquired their Mobileye shares on or after January 1, 2009, and (c) are currently and at the time they acquired their Mobileye shares non-Israeli residents for Israeli tax purposes and provide the required signed declarations to such effect, will be exempt from Israeli withholding tax; (2) payments made to eligible Israeli brokers or Israeli financial institutions with respect to tendering shareholders who hold less than 5% of the outstanding Mobileye shares and acquired their Mobileye shares on or after January 1, 2009, will be exempt from Israeli withholding tax by the Purchaser, and the relevant Israeli broker or Israeli financial institution will withhold Israeli tax, as required under Israeli law; and (3) payments made with respect to tendering shareholders not described in clauses (1) and (2) above will be subject to Israeli withholding tax, unless they provide a valid certificate issued by the ITA providing for an exemption from withholding or for a reduced withholding tax rate in effect as of the actual payment date for the sale of Shares.

The Israeli withholding tax is an initial payment and is not a final tax. Rather, the Israeli income tax liability of shareholders subject to Israeli withholding will be reduced by the amount of Israeli tax withheld. If Israeli withholding tax results in an overpayment of Israeli taxes, the holder may apply to the ITA in order to obtain a refund. However, Mobileye cannot assure you whether and when the ITA will grant such refund.

Purpose of Declaration Form. To prevent withholding of Israeli income tax on payments that are made to a shareholder with respect to Shares purchased in the Offer, each relevant shareholder is required to notify the Depositary of such shareholder’s exemption by completing and signing the Declaration Form included in this letter below. The Declaration Form should be completed by holders of Shares through a non-Israeli broker, who are either: (i) NOT “residents of Israel” for purposes of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (and, in the case of corporations, Israeli residents are not holding 25% or more of the means of control of such corporations, whether directly or indirectly) and provide certain additional declarations required to establish such shareholder’s exemption from Israeli withholding tax (including that such shareholder holds less than 5% of the outstanding Mobileye shares and acquired his, her or its Mobileye shares on or after January 1, 2009); or (ii) a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial shareholder(s), and obligated, under the provisions of the Ordinance and regulations promulgated thereunder, to withhold Israeli tax from the cash payment (if any) made to them with respect to Shares tendered by such beneficial shareholder(s) and accepted for payment by Purchaser pursuant to the Offer.

The foregoing description of certain tax withholding matters is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 2 and Section 5 of the Offer to Purchase.

☐	Check here if (a) you are a tendering shareholder deemed a “Resident of Israel” for tax purposes or are otherwise not entitled to an exemption on the basis of the Declaration Form and (b) you are attaching a valid certificate issued by the ITA providing for an exemption from withholding or for a reduced withholding tax rate that will be in effect as of the actual payment date for sale of Mobileye shares.

Please note that an exemption from withholding or reduced withholding rate on the basis of such certificate shall be subject to review and approval by Purchaser and/or its advisors, and that under the terms of the ITA approval, in such circumstances a specific certificate relating to the sale of Mobileye shares will be required and a general exemption for “services and assets” may not be relied upon for an exemption or reduced rate of withholding. Once the closing occurs and the sale of Mobileye shares is confirmed, there will be no further opportunity to provide a valid certificate or remedy any deficiencies in a certificate that has already been provided, including in the event that a certificate limited in time is no longer in effect as of the date of payment.

(Declaration Form Immediately Follows)

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

▶Do not send this form to the IRS ▶ See separate instructions on the back cover of this form

▶ Read this form together with the Offer to Purchase and Letter of Transmittal accompanying this form

PAYER’S NAME: American Stock Trust & Transfer Company, LLC, as Depositary

Who may use this form and why?

Holders of Shares who wish to tender their Shares pursuant to the Offer to Purchase and the related Letter of Transmittal may use this form if they tender their Shares in the Offer to the Depositary and they are either:

•	Non-Israeli Residents: If you (a) are NOT a “resident of Israel” (as defined under Section 1 of the Ordinance (See Instruction II)) for purposes of the Ordinance, (b) hold less than 5% of the outstanding Mobileye shares, (c) acquired your Mobileye shares on or after January 1, 2009, and (d) hold your shares through a non-Israeli broker, you may be eligible for a full exemption from Israeli withholding tax with respect to the gross proceeds payable to you (if any) pursuant to the Offer. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow Mobileye, the Depositary, your broker or any other withholding agent, or their authorized representatives to exempt you from such Israeli withholding tax; or

•	A Bank, Broker or Financial Institution Resident in Israel: If you are a bank, broker or financial institution resident in Israel that (1) is holding the Shares solely on behalf of beneficial shareholder(s) who holds less than 5% of the outstanding Mobileye shares and acquired his Mobileye shares on or after January 1, 2009 (so-called “street name” holders), and (2) is obligated, under the provisions of the Ordinance and regulations promulgated thereunder, to withhold Israeli tax from the cash payment (if any) made by you to your beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by Mobileye pursuant to the Offer (an “Eligible Israeli Broker”), you may be eligible for a full exemption from Israeli withholding tax with respect to the cash payment transmitted to you. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow Mobileye, the Depositary, your broker or withholding agent, or their authorized representatives, to exempt you from such Israeli withholding tax. Consequently, even though the Depositary will not deduct any Israeli withholding tax from you, pursuant to the provisions of the Ordinance and regulations promulgated thereunder, to which you are subject, you will be required to withhold Israeli tax, as applicable, from the cash payment (if any) made by you to your beneficial shareholder(s).

To whom should you deliver this form?

•	If you wish to submit this form and you hold your Shares through a broker, dealer, commercial bank, financial institution, trust company or other nominee, complete and sign this form and mail or deliver it (together with the instruction letter by which you tender your Shares) to such broker, dealer, commercial bank, financial institution, trust company or other nominee.

Until when should I deliver this form?

•	As described above, this form should be delivered together with the Letter of Transmittal or instruction letter by which you tender your Shares prior to the Expiration Time. If you hold your Shares through a broker, dealer, commercial bank, financial institution, trust company or other nominee, you should forward the form to such nominee ample time before such date and time to permit them to timely submit the form.

You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your Shares in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

(This declaration should be completed only by Non-Israeli Residents and Israeli Brokers.)

You are receiving this form “Declaration of Status for Israeli Income Tax Purposes” as a holder of Ordinary Shares, nominal value €0.01 per share, per share (the “Shares”) of Mobileye N.V. (the “Company”), in connection with the tender offer.

By completing this form in a manner that would substantiate your eligibility for an exemption from Israeli withholding tax, you will allow paying agent, Israeli withholding tax agent, your broker or any other withholding agent, or their authorized representatives to exempt you from Israeli withholding tax.

PART I	Identification and details of Shareholder (including Eligible Israeli Brokers) (see instructions)

1. Name:	2. Type of Shareholder (more than one box may be applicable):
(please print full name)	☐ Corporation (or Limited Liability Company) ☐ Individual ☐ Trust ☐ Partnership ☐ Other: ______________	☐ Bank ☐ Broker ☐ Financial Institution
3. For individuals only:	4. For all other Shareholders
Date of birth: / / month / day / year	Country of incorporation or organization:
Country of residence:	Registration number of corporation (if applicable):
Countries of citizenship (name all citizenships):
Taxpayer Identification or Social Security No. (if applicable):	Country of residence:
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):
6. Mailing Address (if different from above):	7. Contact Details: Name:______________ Capacity:_______________ Telephone Number___________________ (country code, area code and number):
8. I hold the Shares of the Company (mark X in the appropriate place): ☐ directly, as a Registered Holder ☐ through a Broker. If you marked this box, please state the name of your Broker:
9. I hold less than 5% of the Company’s issued shares. Yes ☐ No ☐

PART II	Declaration by Non-Israeli Residents (see instructions) ▶ Eligible Israeli Brokers should not complete this Part II
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following boxes)

A.1 ☐  Iam NOT and at the date of purchase of my Shares was not a “resident of Israel” for tax purposes as defined under      Israeli law and provided in the instructions attached hereto, which means, among other things, that:

•    The State of Israel is not my permanent place of residence,

•    The State of Israel is neither my place of residence nor that of my family (for this purpose “family” shall mean spouse and children under the age of 18),

•    My ordinary or permanent place of activity is NOT in the State of Israel and I do NOT have a permanent establishment in the State of Israel,

•    I do NOT engage in an occupation in the State of Israel,

•    I do NOT own a business or part of a business in the State of Israel,

•    I am NOT insured by the Israeli National Insurance Institution,

•    I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year,

•    I was NOT present (nor am I planning to be present) in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days in total.

A.2 ☐  I acquired the Shares on or after January 1, 2009.

B. To be completed by Corporations (except Partnerships and Trusts). I hereby declare that: (if correct, mark X in the following boxes)

B.1 ☐  Thecorporation is NOT and at the date of purchase of its Shares was not a “resident of Israel” for tax purposes as      defined under Israeli law and provided in the instructions attached hereto, which means, among other things, that:

•    The corporation is NOT registered with the Registrar of Companies in Israel,

•    The corporation is NOT registered with the Registrar of “Amutot” (non-profit organizations) in Israel,

•    The control of the corporation is NOT located in Israel,

•    The management of the corporation is NOT located in Israel,

•    The corporation does NOT have a permanent establishment in Israel, and

•    No Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25% or more of any “means of control” in the corporation as specified below:

•    The right to participate in profits;

•    The right to appoint a director;

•    The right to vote;

•    The right to share in the assets of the corporation at the time of its liquidation; and

•    The right to direct the manner of exercising one of the rights specified above.

B.2 ☐  The corporation acquired the Shares on or after January 1, 2009.

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following boxes)

C.1 ☐  Thepartnership is NOT and at the date of purchase of its Shares was not a “resident of Israel” for tax purposes as      defined under Israeli law and provided in the instructions attached hereto, which means, among other things, that:

•    The partnership is NOT registered with the Registrar of Partnerships in Israel,

•    The control of the partnership is NOT located in Israel,

•    The management of the partnership is NOT located in Israel,

•    The partnership does NOT have a permanent establishment in Israel,

•    NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25% or more of the rights in the partnership, and

•    NO direct partner in the partnership is an Israeli resident.

C.2 ☐  Thepartnership acquired the Shares on or after January 1, 2009.

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following boxes)

D.1 ☐    The trust is NOT and at the date of purchase of its Shares was not a “resident of Israel” for tax purposes as defined under Israeli law and provided in the instructions attached hereto, which means, among other things, that:

•    The trust is NOT registered in Israel,

•    The settlor of the trust is NOT an Israeli resident,

•    The beneficiaries of the trust are NOT Israeli residents, and

•    The trustee of the trust is NOT an Israeli resident.

D.2 ☐ The trust acquired the Shares on or after January 1, 2009.

PART III	Declaration by Israeli Bank, Broker or Financial Institution (see instructions) Non-Israeli Residents should not complete this Part III

I hereby declare that: (if correct, mark X in the following box)

☐       I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), I am holding the Shares solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to Shares in connection with the Offer.

PART IV	Certification. By signing this form, I also declare that:

•    I understood this form and completed it correctly and pursuant to the instructions.

•    I provided accurate, full and complete details in this form.

•    I am aware that providing false details constitutes criminal offense.

•    I are aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.

SIGN HERE
	Signature of Shareholder (or individual authorized to sign on your behalf)	Date	Capacity in which acting

NUMBER OF SHARES

INSTRUCTIONS

FORMING PART OF THE DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

I. General Instructions. This Declaration Form (Declaration of Status for Israeli Income Tax Purposes), or this Form, should be completed by holders of Shares who wish to tender their Shares pursuant to the Offer, and who are either:

(i)    Non-Israeli Residents: (1) hold less than 5% of the outstanding Shares of Mobileye, (2) NOT “residents of Israel” for purposes of the Ordinance (See Instruction II below), and (3) DID acquire the Shares tendered on or after January 1, 2009; or

(ii)    A Bank, Broker or Financial Institution Resident in Israel: a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, that (1) is holding Shares solely on behalf of beneficial shareholder(s) who holds less than 5% of the outstanding Mobileye shares and acquired his Mobileye shares on or after January 1, 2009 (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by them to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by Mobileye pursuant to the Offer (an “Eligible Israeli Broker”). NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS.

Part I (Identification and details of Shareholder, including Eligible Israeli Broker). You should complete Item 1, 2 and 5 through 8 and either (i) Item 3, if you are an individual, or (ii) Item 4, if you are a corporation (or limited liability company), trust, partnership, bank, broker, financial institution or other entity. If you hold less than 5% of the outstanding Shares of Mobileye, you should complete Item 9.

Part II (Declaration by Non-Israeli Residents). If you are NOT an Israeli resident, and acquired the Shares tendered on or after January 1, 2009, you should complete either Section A (for Individuals), Section B (for Corporations), Section C (for Partnerships) or Section D (for Trusts). If you do not mark a box you will be deemed to answer that the corresponding item is not correct with respect to you.

Part III (Declaration by Israeli Bank, Broker or Financial Institution). If you are an Eligible Israeli Broker, you should mark the box in this Part.

Part IV (Certification) and Signature Block. By signing this Form, you also make the statements in Part IV.

Inadequate Space. If the space provided on this Form is inadequate, you should insert such details on a separate signed schedule and attached to this Form.

Determination of Validity. All questions as to the validity, form or eligibility (including time of receipt) of this Form will be, subject to applicable law, determined by Purchaser, in its sole discretion. None of Purchaser, the U.S. Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any Form or incur any liability for failure to give any such notification. For more details, see Section 5 of the Offer to Purchase.

Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth on the back cover of the offer to purchase. Additional copies of this Form may be obtained from the Information Agent.

The method of delivery of this Form is at your option and risk, and the delivery will be deemed made only when actually received by your Broker or the Depositary. If delivery is by mail, registered mail with return receipt requested, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent Forms will be accepted.

II. Definition of Resident of Israel for Israeli Tax Purposes

The following is an excerpt of Section 1 of the Israeli Income Tax Ordinance [New Version], 1961, as amended, which defines a “resident of Israel” or a “resident” as follows:

“(A) with respect to an individual — a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1) in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including, among others:

(a) place of permanent home;

(b) place of residential dwelling of the individual and the individual’s immediate family;

(c) place of the individual’s regular or permanent occupation or the place of his permanent employment;

(d) place of the individual’s active and substantial economic interests;

(e) place of the individual’s activities in organizations, associations and other institutions;

(2) the center of vital interests of an individual will be presumed to be in Israel:

(a) if the individual was present in Israel for 183 days or more in the tax year;

(b) if the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day;

(3) the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer;

(4) …;

(B) with respect to a body of persons — a body of persons which meets one of the following:

(1) it was incorporated in Israel;

(2) the “control and management” of its business is exercised in Israel, excluding a body of persons the control and management of whose business is exercised in Israel by an individual that has become a resident of Israel for the first time or that has become a Veteran Returning Resident, as provided in Section 14(A), and ten years have not yet lapsed from the date on which he became an Israeli resident as aforesaid, or by anyone on his behalf, provided that such body or persons would not be a resident of Israel even if the control and management of its business had not been executed by such individual or anyone on his behalf, unless requested otherwise by the body of persons.”

The above is an unofficial English translation of the Ordinance in the Hebrew language, and is provided for convenience purposes only. Please consult your own tax advisors to determine the applicability of these definitions to you.

Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:

American Stock Transfer & Trust Company LLC

By First Class Mail, Overnight Courier or Express Mail:	By Facsimile Transmission (for Eligible Institutions Only):
The American Stock Transfer & Trust Company, LLC	(718) 234-5001
Operations Center
Attn: Reorganization Department	To Confirm Facsimile via Phone:
6201 15th Avenue	(718) 921-8317
Brooklyn, New York 11219

Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

The Information Agent for the offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Stockholders may call toll free: (800) 966-9021

Banks and Brokers may call collect: (212) 269-5550

Email: mobileye@dfking.com